                                                                    Exhibit 24.1

                               [FMC LETTERHEAD]


                               POWER OF ATTORNEY
                               -----------------



KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, FMC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-3 and amendments thereto under the Securities Act of 1933, as amended;
and

          WHEREAS, the undersigned holds and may hereafter from time to time hold one or more positions in the Corporation whether as an Officer, a Director, or both, such that the undersigned may be required or permitted in such capacity or capacities, or on behalf of the Corporation, to sign one or more of such documents;

          NOW, THEREFORE, the undersigned hereby constitutes and appoints R.N. Burt, M.J. Callahan, P.J. Head and R.L. Day, and each of them, his true and lawful attorneys-in-fact and agents, with full power to act for him and in his name, place and stead, and in each of his offices and capacities in the Company as may now or hereafter exist, to sign and file said Registration Statement and any and all amendments, schedules and exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 31st day of August, 1995.


                                       /s/ W.W. Boeschenstein
                                       __________________________
                                       W.W. Boeschenstein

                               [FMC LETTERHEAD]


                               POWER OF ATTORNEY
                               -----------------



KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, FMC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-3 and amendments thereto under the Securities Act of 1933, as amended;
and

          WHEREAS, the undersigned holds and may hereafter from time to time hold one or more positions in the Corporation whether as an Officer, a Director, or both, such that the undersigned may be required or permitted in such capacity or capacities, or on behalf of the Corporation, to sign one or more of such documents;

          NOW, THEREFORE, the undersigned hereby constitutes and appoints R.N. Burt, M.J. Callahan, P.J. Head and R.L. Day, and each of them, his true and lawful attorneys-in-fact and agents, with full power to act for him and in his name, place and stead, and in each of his offices and capacities in the Company as may now or hereafter exist, to sign and file said Registration Statement and any and all amendments, schedules and exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 31st day of August, 1995.


                                       /s/ L.D. Brady
                                       __________________________
                                       L.D. Brady

                               [FMC LETTERHEAD]


                               POWER OF ATTORNEY
                               -----------------



KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, FMC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-3 and amendments thereto under the Securities Act of 1933, as amended;
and

          WHEREAS, the undersigned holds and may hereafter from time to time hold one or more positions in the Corporation whether as an Officer, a Director, or both, such that the undersigned may be required or permitted in such capacity or capacities, or on behalf of the Corporation, to sign one or more of such documents;

          NOW, THEREFORE, the undersigned hereby constitutes and appoints R.N. Burt, M.J. Callahan, P.J. Head and R.L. Day, and each of them, his true and lawful attorneys-in-fact and agents, with full power to act for him and in his name, place and stead, and in each of his offices and capacities in the Company as may now or hereafter exist, to sign and file said Registration Statement and any and all amendments, schedules and exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 31st day of August, 1995.


                                       /s/ B.A. Bridgewater, Jr.
                                       __________________________
                                       B.A. Bridgewater, Jr.

                               [FMC LETTERHEAD]


                               POWER OF ATTORNEY
                               -----------------



KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, FMC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-3 and amendments thereto under the Securities Act of 1933, as amended;
and

          WHEREAS, the undersigned holds and may hereafter from time to time hold one or more positions in the Corporation whether as an Officer, a Director, or both, such that the undersigned may be required or permitted in such capacity or capacities, or on behalf of the Corporation, to sign one or more of such documents;

          NOW, THEREFORE, the undersigned hereby constitutes and appoints R.N. Burt, M.J. Callahan, P.J. Head and R.L. Day, and each of them, his true and lawful attorneys-in-fact and agents, with full power to act for him and in his name, place and stead, and in each of his offices and capacities in the Company as may now or hereafter exist, to sign and file said Registration Statement and any and all amendments, schedules and exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 31st day of August, 1995.


                                       /s/ Robert N. Burt
                                       __________________________
                                       Robert N. Burt

                               [FMC LETTERHEAD]


                               POWER OF ATTORNEY
                               -----------------



KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, FMC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-3 and amendments thereto under the Securities Act of 1933, as amended;
and

          WHEREAS, the undersigned holds and may hereafter from time to time hold one or more positions in the Corporation whether as an Officer, a Director, or both, such that the undersigned may be required or permitted in such capacity or capacities, or on behalf of the Corporation, to sign one or more of such documents;

          NOW, THEREFORE, the undersigned hereby constitutes and appoints R.N. Burt, M.J. Callahan, P.J. Head and R.L. Day, and each of them, his true and lawful attorneys-in-fact and agents, with full power to act for him and in his name, place and stead, and in each of his offices and capacities in the Company as may now or hereafter exist, to sign and file said Registration Statement and any and all amendments, schedules and exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 31st day of August, 1995.


                                       /s/ A.J. Costello
                                       __________________________
                                       A.J. Costello

                               [FMC LETTERHEAD]


                               POWER OF ATTORNEY
                               -----------------



KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, FMC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-3 and amendments thereto under the Securities Act of 1933, as amended;
and

          WHEREAS, the undersigned holds and may hereafter from time to time hold one or more positions in the Corporation whether as an Officer, a Director, or both, such that the undersigned may be required or permitted in such capacity or capacities, or on behalf of the Corporation, to sign one or more of such documents;

          NOW, THEREFORE, the undersigned hereby constitutes and appoints R.N. Burt, M.J. Callahan, P.J. Head and R.L. Day, and each of them, his true and lawful attorneys-in-fact and agents, with full power to act for him and in his name, place and stead, and in each of his offices and capacities in the Company as may now or hereafter exist, to sign and file said Registration Statement and any and all amendments, schedules and exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 31st day of August, 1995.


                                       /s/ Paul L. Davies, Jr.
                                       __________________________
                                       Paul L. Davies, Jr.

                               [FMC LETTERHEAD]


                               POWER OF ATTORNEY
                               -----------------



KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, FMC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-3 and amendments thereto under the Securities Act of 1933, as amended;
and

          WHEREAS, the undersigned holds and may hereafter from time to time hold one or more positions in the Corporation whether as an Officer, a Director, or both, such that the undersigned may be required or permitted in such capacity or capacities, or on behalf of the Corporation, to sign one or more of such documents;

          NOW, THEREFORE, the undersigned hereby constitutes and appoints R.N. Burt, M.J. Callahan, P.J. Head and R.L. Day, and each of them, his true and lawful attorneys-in-fact and agents, with full power to act for him and in his name, place and stead, and in each of his offices and capacities in the Company as may now or hereafter exist, to sign and file said Registration Statement and any and all amendments, schedules and exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 31st day of August, 1995.


                                       /s/ Jean A. Francois-Poncet
                                       ______________________________
                                       Jean A. Francois-Poncet

                               [FMC LETTERHEAD]


                               POWER OF ATTORNEY
                               -----------------



KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, FMC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-3 and amendments thereto under the Securities Act of 1933, as amended;
and

          WHEREAS, the undersigned holds and may hereafter from time to time hold one or more positions in the Corporation whether as an Officer, a Director, or both, such that the undersigned may be required or permitted in such capacity or capacities, or on behalf of the Corporation, to sign one or more of such documents;

          NOW, THEREFORE, the undersigned hereby constitutes and appoints R.N. Burt, M.J. Callahan, P.J. Head and R.L. Day, and each of them, his true and lawful attorneys-in-fact and agents, with full power to act for him and in his name, place and stead, and in each of his offices and capacities in the Company as may now or hereafter exist, to sign and file said Registration Statement and any and all amendments, schedules and exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 31st day of August, 1995.


                                       /s/ Robert H. Malott
                                       __________________________
                                       Robert H. Malott

                               [FMC LETTERHEAD]


                               POWER OF ATTORNEY
                               -----------------



KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, FMC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-3 and amendments thereto under the Securities Act of 1933, as amended;
and

          WHEREAS, the undersigned holds and may hereafter from time to time hold one or more positions in the Corporation whether as an Officer, a Director, or both, such that the undersigned may be required or permitted in such capacity or capacities, or on behalf of the Corporation, to sign one or more of such documents;

          NOW, THEREFORE, the undersigned hereby constitutes and appoints R.N. Burt, M.J. Callahan, P.J. Head and R.L. Day, and each of them, his true and lawful attorneys-in-fact and agents, with full power to act for him and in his name, place and stead, and in each of his offices and capacities in the Company as may now or hereafter exist, to sign and file said Registration Statement and any and all amendments, schedules and exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 31st day of August, 1995.


                                       /s/ E.C. Meyer
                                       __________________________
                                       E.C. Meyer

                               [FMC LETTERHEAD]


                               POWER OF ATTORNEY
                               -----------------



KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, FMC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-3 and amendments thereto under the Securities Act of 1933, as amended;
and

          WHEREAS, the undersigned holds and may hereafter from time to time hold one or more positions in the Corporation whether as an Officer, a Director, or both, such that the undersigned may be required or permitted in such capacity or capacities, or on behalf of the Corporation, to sign one or more of such documents;

          NOW, THEREFORE, the undersigned hereby constitutes and appoints R.N. Burt, M.J. Callahan, P.J. Head and R.L. Day, and each of them, his true and lawful attorneys-in-fact and agents, with full power to act for him and in his name, place and stead, and in each of his offices and capacities in the Company as may now or hereafter exist, to sign and file said Registration Statement and any and all amendments, schedules and exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 31st day of August, 1995.


                                       /s/ William F. Reilly
                                       __________________________
                                       William F. Reilly

                               [FMC LETTERHEAD]


                               POWER OF ATTORNEY
                               -----------------



KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, FMC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-3 and amendments thereto under the Securities Act of 1933, as amended;
and

          WHEREAS, the undersigned holds and may hereafter from time to time hold one or more positions in the Corporation whether as an Officer, a Director, or both, such that the undersigned may be required or permitted in such capacity or capacities, or on behalf of the Corporation, to sign one or more of such documents;

          NOW, THEREFORE, the undersigned hereby constitutes and appoints R.N. Burt, M.J. Callahan, P.J. Head and R.L. Day, and each of them, his true and lawful attorneys-in-fact and agents, with full power to act for him and in his name, place and stead, and in each of his offices and capacities in the Company as may now or hereafter exist, to sign and file said Registration Statement and any and all amendments, schedules and exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 31st day of August, 1995.


                                       /s/ James R. Thompson
                                       __________________________
                                       James R. Thompson

                               [FMC LETTERHEAD]


                               POWER OF ATTORNEY
                               -----------------



KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, FMC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-3 and amendments thereto under the Securities Act of 1933, as amended;
and

          WHEREAS, the undersigned holds and may hereafter from time to time hold one or more positions in the Corporation whether as an Officer, a Director, or both, such that the undersigned may be required or permitted in such capacity or capacities, or on behalf of the Corporation, to sign one or more of such documents;

          NOW, THEREFORE, the undersigned hereby constitutes and appoints R.N. Burt, M.J. Callahan, P.J. Head and R.L. Day, and each of them, his true and lawful attorneys-in-fact and agents, with full power to act for him and in his name, place and stead, and in each of his offices and capacities in the Company as may now or hereafter exist, to sign and file said Registration Statement and any and all amendments, schedules and exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 31st day of August, 1995.


                                       /s/ Clayton Yeutter
                                       __________________________
                                       Clayton Yeutter